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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): APRIL 4, 2002

                                MONSANTO COMPANY
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               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                   001-16167                 43-1878297
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(State or Other Jurisdiction of (Commission File Number)      (IRS Employer
       Incorporation)                                        Identification No.)

                          800 NORTH LINDBERGH BOULEVARD
                            ST. LOUIS, MISSOURI 63167
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 694-1000



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         99.1     Press Release, dated April 4, 2002, issued by Monsanto Company

         99.2 Slide presentation by the Chief Executive Officer of Monsanto Company, dated April 4, 2002

         99.3 Slide presentation by the Chief Operating Officer of Monsanto Company, dated April 4, 2002

         99.4 Slide presentation by the Chief Technology Officer of Monsanto Company, dated April 4, 2002

         99.5 Slide presentation by the Chief Financial Officer of Monsanto Company, dated April 4, 2002

         99.6 Summary slide presentation by the Chief Executive Officer of Monsanto Company, dated April 4, 2002

ITEM 9.  REGULATION FD DISCLOSURE

         On April 4, 2002, executives of Monsanto Company will discuss the current state of the company and its prospects for growth at an investor meeting in New York. A press release dated April 4, 2002, issued by Monsanto Company discussing this meeting is attached to this report as Exhibit 99.1 and incorporated herein by reference. At the meeting Monsanto Company's Chief Executive Officer, Hendrik Verfaillie, Chief Operating Officer, Hugh Grant, Chief Technology Officer, Robb Fraley, and Chief Financial Officer, Terry Crews, will each give slide presentations, copies of which are attached hereto as Exhibits 99.2, 99.3, 99.4 and 99.5, respectively, and incorporated herein by reference. In addition, Mr. Verfaillie will give a summary slide presentation at the conclusion of the meeting, a copy of which is attached hereto as Exhibit
99.6 and incorporated herein by reference.

         We are furnishing the information contained in this report, including the attached slide presentations, pursuant to Regulation FD promulgated by the Securities and Exchange Commission ("SEC"). This information is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD or that the information includes material investor information that is not otherwise publicly available.

         The information contained in this report, including the information contained in the attached slide presentations, is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We disclaim any current intention to revise or update the information contained in this report, including the information contained in any of the attached slide presentations, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

         Copies of the attached slide presentations are available for viewing under the "Investors" page on our website located at http:\\www.monsanto.com, although we reserve the right to discontinue that availability at any time.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 4, 2002
                                      MONSANTO COMPANY



                                      By:      /s/ Michael L. DeCamp
                                          --------------------------------------
                                      Name:  Michael L. DeCamp
                                               Assistant General Counsel and
                                               Assistant Secretary


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                                  EXHIBIT INDEX


Exhibit
Number            Description

99.1              Press release, dated April 4, 2002, issued by Monsanto Company

99.2 Slide presentation by the Chief Executive Officer of Monsanto Company, dated April 4, 2002

99.3 Slide presentation by the Chief Operating Officer of Monsanto Company, dated April 4, 2002

99.4 Slide presentation by the Chief Technology Officer of Monsanto Company, dated April 4, 2002

99.5 Slide presentation by the Chief Financial Officer of Monsanto Company, dated April 4, 2002

99.6 Summary slide presentation by the Chief Executive Officer of Monsanto Company, dated April 4, 2002